Accrued Expenses (Q2)	6 Months Ended
Jun. 30, 2022
Payables and Accruals [Abstract]
Accrued Expenses and Other Current Liabilities
5. Accrued Expenses and Other Current Liabilities
Accrued expenses consisted of the following (in thousands):
	June 30, 2022	December 31, 2021
Accrued employee compensation and benefits	$350	$1,763
Accrued external research and development expenses	962	1,633
Accrued professional fees	740	901
Other	370	549
	$2,422	$4,846
In January 2022, the Company approved a restructuring plan following a review of its operations, cost structure and growth opportunities (the “Restructuring”). The Company recorded a charge of $0.4 million and $1.4 million during the three and six months ended June 30, 2022, respectively, as a result of the Restructuring, which consisted of one-time termination benefits for employee severance, benefits and related costs, and certain retention payments, which are expected to result in cash expenditures and will be paid out by December 31, 2022.
The following table summarizes the changes in the Company’s accrued restructuring balance, which are included in Accrued expenses and other current liabilities in the accompanying condensed consolidated balance sheet:
(In thousands)	2022
Beginning balance at December 31, 2021	$—
Restructuring costs, personnel related	985
Cash paid for restructuring costs	(330)
Ending balance at March 31, 2022	655
Restructuring costs, personnel related	412
Cash paid for restructuring costs	(765)
Forfeitures	(31)
Ending balance at June 30, 2022	$271